(ICON)

Cash
Accumulation
Trust

Liquid Assets Fund

ANNUAL
REPORT

Sept. 30, 1999

(LOGO)

A Message from the Fund's President                           November 18, 1999
-------------------------------------------------------------------------------
(PHOTO)
                          Dear Shareholder,
Liquid Assets Fund--one of two series of Cash Accumulation Trust--provided a competitive yield and a stable $1.00 net asset value during the 12-month reporting period that ended on September 30, 1999. On that date, its seven-day current yield was 5.04%, which was above the 4.66% for the average comparable money market fund tracked by IBC Financial Data.

The following report takes a closer look at developments in the money markets during our fiscal year, and explains how the Fund was positioned accordingly.

One integrated and expanded team
I would like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. Earlier in the year, we combined our fixed-income areas into one integrated group that will manage money for Prudential's investors and policyholders. This group now manages approximately $135 billion in assets, making it one of the three largest fixed-income money managers in the country. Our expanded depth, breadth, and scale also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools.

To utilize these resources effectively, we recently organized the group into teams, each specializing in a different sector of the fixed-income market. The one team that was already in place is the Money Markets Sector team, which has been headed by Joseph Tully since 1995. This team will continue to be responsible for the day-to-day management of your Liquid Assets Fund. Many of the investment professionals who supported the management of the Fund in the past, including Michelle Errico Gonnella, will work together to share their knowledge and strive to enhance performance.

Thank you for your continued confidence in Prudential mutual funds. I firmly believe that the group's combined resources and our new team approach will make us a powerhouse in the world of fixed-income investing across all sectors.

Sincerely,

John R. Strangfeld
President
Cash Accumulation Trust--Liquid Assets Fund

Performance Review
-------------------------------------------------------------------------------
(PHOTOS)

Joseph Tully, team leader of the Money Markets Sector team, and Michelle Errico Gonnella, a team member.

Investment Goals and Style
Liquid Assets Fund--one of two series of Cash Accumulation Trust--seeks current income to the extent consistent with preservation of capital and liquidity. The Fund is a diversified portfolio of high-quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, major corporations, and commercial banks of the United States and foreign countries. Maturities can range from one day to 13 months. We purchase securities rated in one of the two highest rating categories by at least two major independent rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Fund will achieve its investment objective.

Fiscal 1999's volatile beginning created good buying opportunities
Concern about a global financial crisis that had spread beyond Asia dominated the first few months of our fiscal year, which began on October 1, 1998.
Market sentiment turned increasingly negative, and some investors purchased the safest securities--such as U.S. Treasury bills--and avoided assets with greater credit risk. The growing demand for Treasury bills drove their prices higher and their yields lower, causing Treasury bills to become overvalued relative to other money market securities.

The Fund took advantage of this anomaly by purchasing money market securities of highly rated banks and corporations at relatively attractive yields. However, we avoided one-year securities and instead purchased shorter-term money market securities that were a more prudent buy during this period of increased market volatility.

Fed repeatedly cut rates to reassure financial markets
To help calm global financial markets and stimulate U.S. economic growth, the Federal Reserve cut the Federal funds rate (the rate U.S. banks charge each other for overnight loans) three times by a quarter of a percentage point, leaving the rate at 4.75% in the autumn of 1998. The changes in monetary policy were so effective

Money market fund yield comparison
           (GRAPH)
that the flight-to-quality trend began to reverse. That is, some investors began to sell Treasury bills and purchase riskier assets as the autumn continued. Although money market yields generally lingered at low levels in early December 1998, we were able to purchase securities with attractive yields as companies, anxious to borrow money over year end, were willing to pay higher interest rates to do so.

Strong U.S. economic growth fuels rate-hike fears
As stability returned to international financial markets in 1999, many investors worried that the Fed would soon boost the Federal funds rate to prevent the surprisingly powerful U.S. economy from overheating and sparking higher inflation. In anticipation of a short-term rate hike, investors began to push money market yields higher and their prices lower. We viewed this rise in yields as a buying opportunity because we expected U.S. monetary policy to remain unchanged. After all, inflation was still subdued and the global economy was weak. We bought one-year securities in January and February that significantly extended the Fund's WAM.

Performance at a Glance

Fund Facts                                              As of 9/30/99

                       7-Day           Net Asset       Weighted Avg.    Net Assets
                    Current Yld.      Value (NAV)       Mat. (WAM)      (Millions)
Liquid Assets Fund     5.04%             $1.00            56 Days         $394.6
IBC Financial Data

Money Fund Avg.
(General Purpose*)     4.66%             $1.00            62 Days           N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

*IBC Financial Data reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the International Business Communications (IBC) Financial Data Money Fund Average (General Purpose) category as of September 28, 1999.

Sidelined during brief dip in money market yields
Meanwhile, we avoided purchasing securities that would mature between mid-April and early May 1999 when the federal government was scheduled to retire billions of dollars in Treasury bills. Investors scurried about during that time in search of alternative investments, which left money market yields hovering at low levels. Fortunately, we anticipated this development and did not have to reinvest significant amounts of cash with yields at such unattractive levels.

Looking back, we also should have purchased fewer one-year securities in January and February 1999 because money market yields rose sharply in the summer. Investors drove yields higher as it became clear the Fed would boost the Federal funds rate to curb U.S. economic growth. On June 30, 1999, the Fed increased the key rate by a quarter of a percentage point to 5.00%. That move was followed by a second of the same magnitude on August 24, 1999 that left the Federal funds rate at 5.25%. This time the Fed also hiked its discount rate (the rate it charges member banks to borrow at the discount window) to 4.75% from 4.50%.

Summer buying opportunities enhanced Fund's performance
As money market yields climbed in the summer of 1999, we purchased floating-rate securities of banks and corporations whose coupons

Review Cont'd.
-------------------------------------------------------------------------------
reset periodically based on the London Interbank Offered Rate or LIBOR. (LIBOR is a widely quoted interbank lending rate.) These securities helped lengthen the Fund's WAM and provided some protection against any further increase in money market yields since their coupons will reset to higher levels if yields continue to climb. We also bought securities of banks and corporations that pay fixed interest rates and mature in February or March 2000. Our purchases represented good value because both floating- and fixed-rate money market securities of banks and corporations had cheapened relative to comparable Treasuries. We believe this development marked the resumption of the flight-to-quality trend. In this case, however, the trend is being driven by overblown concerns about potential computer problems that may occur at the beginning of the year 2000.

Weighted average maturity compared to the average money market fund
                         (GRAH)

Looking Ahead
We are closely managing the Fund's investment flows through the end of 1999. This will enable us to maximize shareholder returns and provide for shareholder liquidity needs in late December 1999 when we believe money market trading volume will be quite low.

As for U.S. monetary policy, the Fed increased the Federal funds rate by a quarter of a percentage point to 5.50% on November 16, 1999. The discount rate was raised to 5.00% from 4.75%. This short-term rate hike took back the last quarter-point rate cut of three made in 1998 during the global financial crisis.

The Fed noted that its latest rate increase, along with the two rate hikes in the summer of 1999 and the general rise in yields on fixed-income securities in 1999, should "markedly diminish" the risk of inflation going forward. We believe the U.S. central bank will leave monetary policy unchanged for the remainder of this calendar year.

Portfolio of Investments as             CASH ACCUMULATION TRUST
of September 30, 1999                   LIQUID ASSETS FUND
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Bank Notes--8.1%
             American Express Centurion Bank
 $   4,000   5.51%, 10/1/99(b)                      $  4,000,000
             FCC National Bank
     5,000   5.12%, 2/23/00                            4,999,330
     2,000   5.14%, 3/22/00                            1,999,682
             First Union National Bank
     3,000   5.29%, 10/23/99(b)                        3,000,000
     4,000   5.35%, 6/14/00(b)                         4,000,000
     5,000   5.41%, 6/2/00(b)                          5,000,000
             Harris Trust & Savings
     4,899   5.05%, 2/14/00                            4,898,472
             U.S. Bank NA
     4,000   5.13%, 6/26/00(b)                         3,998,552
                                                    ------------
                                                      31,896,036
------------------------------------------------------------
Certificates of Deposit - Domestic--1.3%
             Chase Manhattan Bank
     5,000   5.37%, 5/22/00                            4,997,513
------------------------------------------------------------
Certificates of Deposit - Eurodollar--1.0%
             National Westminster Bank PLC
     4,000   5.43%, 12/21/99                           3,999,934
------------------------------------------------------------
Certificates of Deposit - Yankee--14.9%
             ABN-Amro Bank N.A.
     5,000   4.92%, 12/23/99                           4,999,451
             Bayerische Landesbank Girozentrale
     5,000   4.89%, 12/20/99                           4,999,313
             Credit Communal De Belgique S.A.
     2,000   5.32%, 10/12/99                           2,000,000
     2,000   5.32%, 10/13/99                           2,000,000
             Deutsche Bank
     5,000   5.06%, 1/18/00                            4,999,569
     5,000   4.98%, 2/2/00                             4,999,508
     3,000   5.60%, 6/14/00                            2,998,987
             Societe Generale
    13,000   5.38%, 10/4/99                           13,000,000
             Toronto Dominion Bank
    $5,000   5.02%, 2/4/00                          $  4,999,501
     2,000   5.06%, 2/10/00                            1,999,721
     2,000   5.13%, 2/17/00                            2,000,000
             UBS AG
     5,000   5.16%, 2/28/00                            4,999,209
     5,000   5.29%, 5/18/00                            4,998,182
                                                    ------------
                                                      58,993,441
------------------------------------------------------------
Commercial Paper--39.9%
             Alliance & Leicester
     1,000   5.37%, 12/22/99                             987,768
             Allianz of America Finance
     2,500   5.35%, 10/20/99                           2,492,941
             American General Finance Corp.
     2,000   5.32%, 10/25/99                           1,992,907
             AON Corp.
     8,604   5.39%, 10/26/99                           8,571,795
             Banc One Financial Corp.
     3,207   5.36%, 11/10/99                           3,187,900
             Bank of Scotland Treasury Services
     2,000   5.36%, 12/23/99                           1,975,284
             BankAmerica Corp.
     3,000   4.94%, 11/22/99                           2,978,593
             Barclays Bank
       295   5.30%, 10/18/99                             294,262
             Barton Capital Corp.
     1,475   5.38%, 10/8/99                            1,473,457
     2,009   5.37%, 10/15/99                           2,004,804
     1,803   5.43%, 10/22/99                           1,797,289
     1,000   5.40%, 11/12/99                             993,700
             Blue Ridge Asset Funding Corp.
     2,802   5.37%, 10/7/99                            2,799,492
     1,850   5.40%, 10/29/99                           1,842,230
             Countrywide Home Loan, Inc.
     1,000   5.40%, 10/29/99                             995,800
     4,000   5.41%, 10/29/99                           3,983,169
             Daimler-Chrysler N.A. Holding Corp.
     6,000   5.32%, 10/7/99                            5,994,680
     4,000   5.76%, 3/20/00                            3,890,560

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as                 CASH ACCUMULATION TRUST
of September 30, 1999                       LIQUID ASSETS FUND
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
             Delaware Funding Corp.
    $1,599   5.40%, 10/25/99                        $  1,593,244
     3,696   5.40%, 11/10/99                           3,673,824
             Deutsche Bank
     2,000   5.31%, 10/8/99                            1,997,935
             Enterprise Funding Corp.
     6,000   5.39%, 11/10/99                           5,964,067
     1,642   5.40%, 11/17/99                           1,630,424
             Falcon Asset Securitization Corp.
     2,450   5.42%, 10/7/99                            2,447,787
     1,437   5.43%, 10/20/99                           1,432,882
             Finova Capital Corp.
     6,726   5.38%, 10/13/99                           6,713,938
    12,530   5.38%, 10/14/99                          12,505,657
             Ford Motor Credit Corp.
     2,100   5.35%, 10/14/99                           2,095,943
             FPL Group Capital, Inc.
     1,665   5.37%, 10/22/99                           1,659,784
     1,416   5.32%, 10/27/99                           1,410,560
             General Electric Capital Corp.
     2,400   5.35%, 10/18/99                           2,393,937
     5,000   5.28%, 2/14/00                            4,900,267
    10,000   5.78%, 2/18/00                            9,775,222
             General Motors Acceptance Corp.
     5,000   5.77%, 3/3/00                             4,876,586
             GTE Corp.
     5,000   5.40%, 10/29/99                           4,979,000
             Hertz Corp.
     1,673   5.38%, 10/7/99                            1,671,500
             ING America Insurance Holdings, Inc.
     2,000   5.23%, 10/25/99                           1,993,027
             John Hancock Capital Corp.
     1,000   5.35%, 10/18/99                             997,474
             Market Street Funding Corp.
     2,000   5.37%, 10/20/99                           1,994,332
             Old Line Funding Corp.
     5,000   5.37%, 10/21/99                           4,985,083
             Safeco Corp.
    $6,000   5.45%, 11/4/99                         $  5,969,117
             Salomon Smith Barney Inc.
     5,000   5.59%, 2/3/00                             4,902,951
     3,000   5.73%, 2/10/00                            2,936,970
             Shell Finance Corp.
     4,178   5.31%, 10/15/99                           4,169,372
             Skandinaviska Enskilda Banken
     1,000   5.31%, 10/15/99                             997,935
             Thunder Bay Funding, Inc.
     2,600   5.39%, 11/4/99                            2,586,765
             Triple A One Funding Corp.
     3,000   5.40%, 11/12/99                           2,981,100
             Windmill Funding Corp.
     1,000   5.37%, 10/22/99                             996,867
             Wood Street Funding Corp
     2,000   5.39%, 10/25/99                           1,992,813
                                                    ------------
                                                     157,482,994
------------------------------------------------------------
Loan Participations--3.5%
             GTE Funding, Inc.
    13,853   5.38%, 10/12/99(c)                       13,853,000
------------------------------------------------------------
U. S. Treasury Obligations - Non-Discount--2.3%
             Federal Home Loan Bank
     5,000   4.95%, 2/17/00                            4,998,981
     4,000   5.04%, 2/25/00                            3,998,744
                                                    ------------
                                                       8,997,725
------------------------------------------------------------
Other Corporate Obligations--30.7%
             Abbey National Treasury Services PLC
     8,000   5.24%, 10/22/99(b)                        7,996,182
             Associates Corp. of North America
    10,000   5.31%, 6/29/00(b)                         9,994,798
             Bank One Corp.
     4,000   5.39%, 11/9/99(b)                         4,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as              CASH ACCUMULATION TRUST
of September 30, 1999                    LIQUID ASSETS FUND
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Other Corporate Obligations (cont'd.)
             Bishops Gate Residential Mortgage
                Trust
    $3,000   5.57%, 11/22/99(b)                     $  3,000,000
             Citicorp Medium Term Note Bank Entry
     3,000   5.69%, 10/25/99(b)                        3,000,776
     1,000   5.41%, 8/2/00(b)                          1,000,000
             Comerica, Inc.
     6,000   5.38%, 9/1/00(b)                          5,996,128
             Corporate Asset Funding Co., Inc.
     6,000   5.47%, 3/20/00(b)                         5,999,439
             Daimler-Chrysler N.A. Holding Corp.
     4,000   5.26%, 7/6/00(b)                          3,996,025
             Ford Motor Credit Medium Term Note
     9,000   5.50%, 12/30/99(b)                        8,991,186
     7,000   5.44%, 8/18/00(b)                         6,995,010
             General Electric Capital Corp.
                Medium Term Note
     1,000   5.39%, 5/12/00(b)                         1,000,000
             John Hancock Mutual Life
                Insurance(c)
     2,000   5.39%, 10/14/99                           2,000,000
             Key Bank N. A.
     3,000   5.42%, 6/14/00(b)                         2,998,756
     1,500   5.36%, 7/17/00(b)                         1,500,878
             Morgan Stanley Group, Inc.
     5,000   5.51%, 10/1/99(b)                         5,000,000
             Restructured Asset Certificates
     7,000   5.48%, 1/21/00(b)                         7,000,000
     8,000   5.46%, 9/6/00(c)                          8,000,000
             Security Life Of Denver
 $   1,000   5.38%, 10/12/99(b)(c)                  $  1,000,000
             Strategic Money Market Trust
     9,000   5.30%, 10/6/99(b)                         9,000,000
     4,000   5.57%, 3/15/00(b)                         4,000,000
             Short Term Repack Asset Trust
     6,000   5.48%, 8/18/00(b)(c)                      6,000,000
             Travelers Insurance Co.
     1,000   5.34%, 7/6/00(b)(c)                       1,000,000
             U.S. Bank NA
     3,000   5.29%, 6/21/00(b)                         2,998,506
     1,000   5.43%, 9/20/00(b)                           999,875
             Wells Fargo & Co.
     1,578   5.33%, 10/28/99(b)                        1,577,829
             Westpac Banking Corp.
     6,000   5.51%, 11/4/99(b)                         5,995,500
                                                    ------------
                                                     121,040,888
------------------------------------------------------------
Total Investments--101.7%
             (amortized cost $401,261,531(a))        401,261,531
             Liabilities in excess of other
                assets--(1.7%)                        (6,649,770)
                                                    ------------
             Net Assets--100%                       $394,611,761
                                                    ------------
                                                    ------------

(a) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(b) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Private placement restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $31,853,000. The aggregate value $31,853,000 is approximately 8.1% of net assets.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

CASH ACCUMULATION TRUST
LIQUID ASSETS FUND
Portfolio of Investments as of September 30, 1999
------------------------------------------------------------
The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 1999 was as follows:

Commercial Banks....................................    43.2%
Asset Backed Securities.............................    14.3
Motor Vehicles......................................     9.7
Business Credit (Finance)...........................     9.4
Telephone & Communications..........................     4.8
Personal Credit Institutions........................     3.4
Securities Brokers & Dealers........................     3.3
Bank Holding Companies..............................     2.9
Federal Credit Agencies.............................     2.3
Accidental & Health Insurance.......................     2.2
Mortgage Banks......................................     2.0
Fire Insurance......................................     1.8
Petroleum Refining..................................     1.0
Life Insurance......................................     1.0
Automobile Renting & Lease..........................     0.4
                                                       -----
                                                       101.7
Liabilities in excess of other assets...............   (1.7)
                                                       -----
                                                       100.0%
                                                       -----
                                                       -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                             CASH ACCUMULATION TRUST
Statement of Assets and Liabilities          LIQUID ASSETS FUND
--------------------------------------------------------------------------------

Assets                                                                                                       September 30, 1999
Investments, at amortized cost which approximates market value.........................................         $401,261,531
Receivable for Fund shares sold........................................................................           11,509,316
Interest receivable....................................................................................            2,628,604
Prepaid expenses and other assets......................................................................                7,513
                                                                                                             ------------------
   Total assets........................................................................................          415,406,964
                                                                                                             ------------------
Liabilities
Payable for Fund shares reacquired.....................................................................           14,124,786
Payable for investments purchased......................................................................            5,995,500
Dividends payable......................................................................................              382,846
Management fee payable.................................................................................              162,947
Accrued expenses.......................................................................................              129,124
                                                                                                             ------------------
   Total liabilities...................................................................................           20,795,203
                                                                                                             ------------------
Net Assets.............................................................................................         $394,611,761
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Shares of beneficial interest, at $.00001 par value.................................................         $      3,946
   Paid-in capital in excess of par....................................................................          394,607,815
                                                                                                             ------------------
Net assets, September 30, 1999.........................................................................         $394,611,761
                                                                                                             ------------------
                                                                                                             ------------------
Net asset value, offering and redemption price per share
   ($394,611,761 / 394,611,761 shares of beneficial interest issued and outstanding)...................                   $1.00
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

CASH ACCUMULATION TRUST
LIQUID ASSETS FUND
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
                                                 September 30,
Net Investment Income                                1999
Income
   Interest...................................    $20,116,805
                                                 -------------
Expenses
   Management fee.............................        285,000
   Transfer agent's fees and expenses.........        250,000
   Registration fees..........................        235,000
   Custodian's fees and expenses..............         83,000
   Reports to shareholders....................         80,000
   Legal fees and expenses....................         69,000
   Audit fee and expenses.....................         27,000
   Trustees' fees.............................         10,500
   Miscellaneous..............................          8,422
                                                 -------------
      Total expenses..........................      1,047,922
                                                 -------------
Net investment income.........................     19,068,883
                                                 -------------
Realized Gain on Investments
Net realized gain on investment
   transactions...............................         10,652
                                                 -------------
Net Increase in Net Assets
Resulting from Operations.....................    $19,079,535
                                                 -------------
                                                 -------------

CASH ACCUMULATION TRUST
LIQUID ASSETS FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                                   December 22,
                                 Year Ended           1997(a)
Increase (Decrease)             September 30,      September 30,
in Net Assets                       1999               1998
Operations
   Net investment income.....  $    19,068,883    $    16,036,653
   Net realized gain on
      investment
      transactions...........           10,652              7,050
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............       19,079,535         16,043,703
                               ---------------    ---------------
Dividends and distributions
   (Note 1)..................      (19,079,535)       (16,043,703)
                               ---------------    ---------------
Fund share transactions (at
   $1 per share)
   Net proceeds from shares
      sold...................    4,047,261,454      3,011,683,905(b)
   Net asset value of shares
      issued
      in reinvestment of
      dividends
      and distributions......       18,772,289         15,377,615
   Cost of shares
      reacquired.............   (4,113,366,470)    (2,585,117,032)
                               ---------------    ---------------
   Net increase (decrease) in
      net assets from Fund
      share transactions.....      (47,332,727)       441,944,488
                               ---------------    ---------------
   Total increase
      (decrease).............      (47,332,727)       441,944,488
Net Assets
Beginning of period..........      441,944,488          --
                               ---------------    ---------------
End of period................  $   394,611,761    $   441,944,488
                               ---------------    ---------------
                               ---------------    ---------------
(a) Commencement of investment operations.
(b) Includes $295,683,132 that was transferred from the National
   Market Fund (see Note 4).

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                        CASH ACCUMULATION TRUST
Notes to Financial Statements           LIQUID ASSETS FUND
--------------------------------------------------------------------------------
Cash Accumulation Trust (the 'Trust') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Trust consists of two series - the National Money Market Fund and the Liquid Assets Fund (the 'Fund'). The Fund commenced investment operations on December 22, 1997, when $295,683,132 was transferred from the National Money Market Fund to the Fund. The investment objective of the Fund is current income to the extent consistent with the preservation of capital and liquidity. The Fund invests primarily in a portfolio of U.S. Government obligations, financial institution obligations and other high quality money market instruments maturing in thirteen months or less whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet its obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of its financial statements.

Securities Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For Federal income tax purposes, each fund in the Trust is treated as a separate tax paying entity. It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares all of its net investment income and net realized short-term capital gains or losses, if any, as dividends daily to its shareholders of record at the time of such declaration. Net investment income for dividend purposes includes interest accrued or discount earned less amortization of premium and the estimated expenses applicable to the dividend period. Payment of dividends is made monthly. The Fund does not expect to realize long-term capital gains or losses.

------------------------------------------------------------
Note 2. Agreements

The Trust has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), doing business as Prudential Investments ('PI', the Subadviser or the investment adviser). PI furnishes investment advisory services in connection with the management of the Trust. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Trust, occupancy and certain clerical and bookkeeping costs of the Trust. The Trust bears all other costs and expenses.

Under the management agreement, PIFM is reimbursed by the Fund for its direct administrative costs and expenses, excluding overhead and profit incurred in providing services to the Fund up to a maximum of .39% of the average daily net assets. For the year ended September 30, 1999, the management costs were .07% of the Fund's average daily net assets.

The Trust has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). No distribution or service fees are paid to PIMS as distributor of the Fund.

PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1999, the Fund incurred fees of approximately $216,000 for the services of PMFS. As of September 30, 1999 $22,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Capital

On December 22, 1997, $295,683,132 was transferred from the National Money Market Fund to the Liquid Assets Fund. The transfer established the Liquid Assets Fund as the primary money sweep fund for certain investment advisory clients of Prudential Securities enrolled in Prudential Securities' automatic investment procedures (Autosweep) program.
--------------------------------------------------------------------------------
                                       9

                                         CASH ACCUMULATION TRUST
Financial Highlights                     LIQUID ASSETS FUND
--------------------------------------------------------------------------------

                                                                                                                December 22,
                                                                                                                   1997(a)
                                                                                             Year Ended            Through
                                                                                            September 30,       September 30,
                                                                                                1999                1998
                                                                                            -------------       -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................................................       $    1.00           $    1.00
                                                                                            -------------       -------------
Net investment income and net realized gains...........................................             .05                 .04
Dividends and distributions to shareholders............................................            (.05)               (.04)
                                                                                            -------------       -------------
Net asset value, end of period.........................................................       $    1.00           $    1.00
                                                                                            -------------       -------------
                                                                                            -------------       -------------
TOTAL RETURN(b):.......................................................................            5.05%               4.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................................................       $ 394,612           $ 441,944
Average net assets (000)...............................................................       $ 386,144           $ 374,141
Ratios to average net assets:
   Expenses............................................................................             .27%                .21%(c)
   Net investment income...............................................................            4.94%               5.53%(c)

---------------
(a) Commencement of investment operations.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

                                            CASH ACCUMULATION TRUST
Report of Independent Accountants           LIQUID ASSETS FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Cash Accumulation Trust--Liquid Assets Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Accumulation Trust--Liquid Assets Fund (the 'Fund', one of the portfolios constituting Cash Accumulation Trust) at September 30, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 22, 1997 (commencement of operations) through September 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 15, 1999
--------------------------------------------------------------------------------
                                       11

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

-------------------------------------------------------------------------------
There's No Reward Without Risk; but Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who under-stands the markets and who knows you!

-------------------------------------------------------------------------------
Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

-------------------------------------------------------------------------------
Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But, sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

  Cusip
147541502

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street, New York, NY 10004

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF175E

(ICON)
Cash
Accumulation
Trust
----------------------
National Money
Market Fund

ANNUAL
REPORT
Sept. 30, 1999

(LOGO)

A Message from the Fund's President               November 18, 1999
(PHOTO)

Dear Shareholder,
National Money Market Fund--one of two series of Cash Accumulation Trust-- provided a competitive yield and a stable $1.00 net asset value during the 12-month reporting period that ended on September 30, 1999. On that date, its seven-day current yield was 4.71%, which was above the 4.66% for the average comparable money market fund tracked by IBC Financial Data.

The following report takes a closer look at developments in the money markets during our fiscal year, and explains how the Fund was positioned accordingly.

One integrated and expanded team
I would like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. Earlier in the year, we combined our fixed-income areas into one integrated group that will manage money for Prudential's investors and policyholders. This group now manages approximately $135 billion in assets, making it one of the three largest fixed-income money managers in the country. Our expanded depth, breadth, and scale also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools.

To utilize these resources effectively, we recently organized the group into teams, each specializing in a different sector of the fixed-income market. The one team that was already in place is the Money Markets Sector team, which has been headed by Joseph Tully since 1995. This team will continue to be responsible for the day-to-day management of your National Money Market Fund. Many of the investment professionals who supported the management of the Fund in the past, including Robert Browne, will work together to share their knowledge and strive to enhance performance.

Thank you for your continued confidence in Prudential mutual funds. I firmly believe that the group's combined resources and our new team approach will make us a powerhouse in the world of fixed-income investing across all sectors.

Sincerely,

John R. Strangfeld
President
Cash Accumulation Trust--National Money Market Fund

Performance Review
(PHOTO) (PHOTO)
Joseph Tully, team leader of the Money Markets Sector team, and Robert Browne, a team member.

Investment Goals and Style
The National Money Market Fund--one of two series of Cash Accumulation Trust-- seeks current income to the extent consistent with preservation of capital and liquidity. The Fund is a diversified portfolio of high-quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, major corporations, and commercial banks of the United States and foreign countries. Maturities can range from one day to 13 months. We purchase securities rated in one of the two highest rating categories by at least two major independent rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Fund will achieve its investment objective.

Fiscal 1999's volatile beginning created good buying opportunities
Concern about a global financial crisis that had spread beyond Asia dominated the first few months of our fiscal year, which began on October 1, 1998. Market sentiment turned increasingly negative, and some investors purchased the safest securities--such as U.S. Treasury bills--and avoided assets with greater credit risk. The growing demand for Treasury bills drove their prices higher and their yields lower, causing Treasury bills to become overvalued relative to other money market securities. The Fund took advantage of this anomaly by purchasing money market securities of highly rated banks and corporations at relatively attractive yields. However, we avoided one-year securities and instead purchased shorter-term money market securities that were a more prudent buy during this period of increased market volatility.

Fed repeatedly cut rates to reassure financial markets
To help calm global financial markets and stimulate U.S. economic growth, the Federal Reserve cut the Federal funds rate (the rate U.S. banks charge each other for overnight loans) three times by a quarter of a percentage point, leaving the rate at 4.75% in the autumn of 1998. The changes in monetary policy were so effective that the flight-to-quality trend began to reverse. That is, some

Money market fund yield comparison
        (GRAPH)
investors began to sell Treasury bills and purchase riskier assets as the autumn continued. Although money market yields generally lingered at low levels in early December 1998, we were able to purchase securities with attractive yields as companies, anxious to borrow money over year end, were willing to pay higher interest rates to do so.

Strong U.S. economic growth fuels rate-hike fears

As stability returned to international financial markets in 1999, many investors worried that the Fed would soon boost the Federal funds rate to prevent the surprisingly powerful U.S. economy from overheating and sparking higher inflation. In anticipation of a short-term rate hike, investors began to push money market yields higher and their prices lower. We viewed this rise in yields as a buying opportunity because we expected U.S. monetary policy to remain unchanged. After all, inflation was still subdued and the global economy was weak. We bought one-year securities in January and February that significantly extended the Fund's weighted average maturity (WAM). The WAM takes into account the maturity of each security held in a portfolio. It is the measurement tool that determines a portfolio's sensitivity to fluctuations in interest rates.

Sidelined during brief dip in money market yields
Meanwhile, we avoided purchasing securities that would mature between mid-April and early May 1999 when the federal government was scheduled to retire billions of dollars of Treasury bills. Investors scurried about during that time in search of alternative investments, which left money market yields hovering at low levels. Fortunately, we anticipated this development and did not have to reinvest significant amounts of cash with yields at such unattractive levels. Looking back, we also should have purchased fewer one-year securities in January and February 1999 because money market yields climbed sharply later in the summer. Investors drove yields higher as it became clear the Fed would boost the Federal funds rate to curb U.S. economic growth. On June 30, 1999, the Fed increased the key rate by a quarter of a percentage point to 5.00%. That move was followed by a second of the same magnitude on August 24, 1999 that left the Federal funds rate at 5.25%. This time the Fed also hiked its discount rate (the rate it charges member banks to borrow at the discount window) to 4.75% from 4.50%.

Performance at a Glance

Fund Facts                                                           As of 9/30/99
                               7-Day            Net Asset         Weighted Avg.      Net Assets
                             Current Yld.      Value (NAV)         Mat. (WAM)        (Millions)
National Money Market Fund      4.71%             $1.00               65 Days            $403.6
IBC Financial Data Money
Fund Avg. (General Purpose*)    4.66%             $1.00               62 Days              N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

*IBC Financial Data reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the International Business Communications (IBC) Financial Data Money Fund Average (General Purpose) category as of September 28, 1999.
-------------------------------------------------------------------------------
                                  1

Review Cont'd.

Summer bargains enhanced Fund's performance
As money market yields climbed in the summer of 1999, we purchased floating-rate securities of banks and corporations whose coupons reset periodically based on the London Interbank Offered Rate or LIBOR. (LIBOR is a widely quoted interbank lending rate.) These securities provided some protection against any further increase in money market yields since their coupons will reset to higher levels if yields continue to climb. Our purchases also represented good value because floating-rate money market securities of banks and corporations had cheapened relative to comparable Treasuries. We believe this development marked the resumption of the flight-to-quality trend. In this case, however, the trend is being driven by overblown concerns about potential computer problems that may occur at the beginning of the year 2000.

Looking Ahead
We are closely managing the Fund's investment flows through the end of 1999. This will enable us to maximize shareholder returns and provide for shareholder liquidity needs in late December 1999 when we believe money market trading volume will be quite low.

As for U.S. monetary policy, the Fed increased the Federal funds rate by a quarter of a percentage point to 5.50% on November
16, 1999. The discount rate was raised to 5.00% from 4.75%. This short-term rate hike took back the last quarter-point rate cut of three made in 1998 during the global financial crisis.

The Fed noted that its latest rate increase, along with the two rate hikes in the summer of 1999 and the general rise in yields on fixed-income securities in 1999, should "markedly diminish" the risk of inflation going forward. We believe the U.S. central bank will decide to leave monetary policy unchanged for the remainder of this calendar year.

Weighted average maturity compared to the average money market fund
                           (GRAPH)

-------------------------------------------------------------------------------
                               2

                                         CASH ACCUMULATION TRUST
Portfolio of Investments as
of September 30, 1999                    NATIONAL MONEY MARKET FUND
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Bank Notes--16.7%
             American Express Centurion Bank
    $2,000   5.3525%, 10/8/99(b)                    $  2,000,000
     2,000   5.51%, 10/12/99(b)                        2,000,000
             Bank One Corp.
     4,000   5.52%, 11/22/99(b)                        4,000,000
             Banc One Financial Corp.
     5,000   5.36%, 11/10/99                           4,970,222
             Comerica Bank N.A.
     1,000   5.37875%, 10/1/99(b)                        999,355
     5,000   5.28%, 10/13/99(b)                        4,997,752
             First Union National Bank
     4,000   5.4125%, 11/17/99(b)                      4,000,000
    11,900   5.4875%, 11/17/99(b)                     11,900,000
             Key Bank N.A.
     1,000   5.36%, 10/18/99(b)                        1,000,585
     3,000   5.4225%, 12/14/99(b)                      2,998,756
     1,000   5.435%, 12/24/99(b)                         999,640
             National City Bank of Cleveland
     4,700   5.57%, 10/8/99(b)                         4,706,611
     7,000   5.39%, 10/14/00(b)                        6,996,663
             Northern Trust Co.
     8,000   5.10%, 2/22/00                            7,998,784
             U.S. Bank, N.A.
     8,000   5.3225%, 10/8/99(b)                       7,999,970
                                                    ------------
                                                      67,568,338
------------------------------------------------------------
Certificates Of Deposit - Domestic--2.1%
             Chase Manhattan Bank (USA), DEL
     6,000   5.365%, 5/22/00                           5,997,783
             U.S. Bank, N.A.
     2,500   5.40%, 7/19/00                            2,500,741
                                                    ------------
                                                       8,498,524
------------------------------------------------------------
Certificates Of Deposit - Yankee--13.2%
             Bank Brussels Lambert
    10,000   5.45%, 12/15/99                          10,000,259
             Credit Communal De Belgique SA
    $4,000   5.315%, 10/13/99                       $  4,000,000
             Deutsche Bank
     6,000   4.98%, 2/2/00                             5,999,410
             National Westminster Bank, PLC
     8,800   5.0475%, 2/9/00                           8,798,858
             Ontario Province Canada
     1,000   6.125%, 6/28/00                           1,003,000
             Royal Bank of Canada
     3,500   4.97%, 2/4/00                             3,499,534
             Toronto Dominion Bank
    13,000   5.02%, 2/4/00                            12,998,702
             UBS AG
     7,100   5.18%, 2/28/00                            7,099,157
                                                    ------------
                                                      53,398,920
------------------------------------------------------------
Commercial Paper--46.2%
             Aegon Funding Corp.
     4,300   5.34%, 10/28/99                           4,282,779
     7,000   5.17%, 11/18/99                           6,951,747
     1,130   5.17%, 11/23/99                           1,121,399
             Allianz of America Finance Corp.
    14,900   5.36%, 12/1/99                           14,764,675
     5,200   5.35%, 12/3/99                            5,151,315
             Associates First Capital BV
    10,000   5.33%, 11/23/99                           9,921,531
             Centric Capital Corp.
    10,000   5.41%, 10/29/99                           9,957,922
     4,200   5.40%, 12/29/99                           4,143,930
             Colonial Pipeline Co.
     2,321   5.33%, 11/9/99                            2,307,598
             Countrywide Home Loan, Inc.
     6,000   5.41%, 10/29/99                           5,974,753
             Cregem N.A., Inc.
     2,700   5.36%, 12/22/99                           2,667,036

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                         CASH ACCUMULATION TRUST
Portfolio of Investments as
of September 30, 1999                    NATIONAL MONEY MARKET FUND
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
             DaimlerChrysler N.A. Holdings, Inc.
    $9,000   5.2555%, 10/6/99(b)                    $  8,991,057
             Den Denske Corp.
     3,500   5.33%, 10/25/99                           3,487,563
             Eastman Kodak Co.
     2,000   5.05%, 10/7/99                            1,998,317
             Enterprise Funding Corp.
     3,200   5.48%, 10/15/99                           3,193,180
     3,900   5.25%, 10/20/99                           3,889,194
             GTE Corp.
     5,000   5.40%, 10/29/99                           4,979,000
             Hertz Corp.
     7,200   5.38%, 11/4/99                            7,163,416
             ING America Insurance Holdings, Inc.
     2,000   5.29%, 11/12/99                           1,987,657
             Market Street Funding Corp.
     3,770   5.50%, 10/12/99                           3,763,664
             National Rural Utilities
                Cooperative Fin. Co.
    10,000   5.35%, 11/16/99                           9,931,639
             Old Line Funding Corp.
     4,200   5.40%, 10/27/99                           4,183,620
     3,500   5.40%, 11/4/99                            3,482,150
     5,900   5.39%, 11/5/99                            5,869,082
             Royal Bank Of Scotland
     8,500   5.35%, 10/27/99                           8,467,157
             Santander Finance (Delaware), Inc.
     3,800   5.35%, 11/23/99                           3,770,070
             UBS Finance, (Delaware) LLC
     8,949   5.65%, 10/1/99                            8,949,000
             Vodafone Airtouch PLC
     5,000   5.40%, 11/29/99                           4,955,750
             Wal Mart Stores Inc.
    10,000   5.35%, 11/22/99                           9,922,722
             Wood Street Funding Corp.
   $10,700   5.42%, 11/9/99                         $ 10,637,173
     9,500   5.40%, 11/23/99                           9,424,475
                                                    ------------
                                                     186,290,571
------------------------------------------------------------
Other Corporate Obligations--21.7%
             Associates Corporation N.A.
     9,700   5.309%, 10/29/99(b)                       9,694,954
             BankAmerica Corp.
     8,000   5.7625%, 11/1/99(b)                       8,002,972
     3,000   5.9025%, 12/1/99(b)                       3,005,108
     2,500   5.91%, 12/15/99(b)                        2,504,346
             Bishops Gate Residental Mortgage
                Trust
     3,000   5.57063%, 10/1/99(b)                      3,000,000
             Caterpillar Financial Services Corp.
     1,000   6.16%, 11/1/99                            1,000,854
             Chrysler Financial Co., LLC
     2,000   6.375%, 1/28/00                           2,008,345
             Citicorp
     1,000   5.405%, 10/4/99(b)                        1,000,000
             Commercial Credit Co.
       900   6.00%, 4/15/00                              901,350
     9,098   5.75%, 7/15/00(b)                         9,098,568
             First Union Corp.
     3,500   6.60%, 6/15/00                            3,523,169
             Ford Motor Credit Co.
     9,000   5.435%, 11/18/99(b)                       8,993,585
     3,800   5.49875%, 12/30/99(b)                     3,796,279
             International Lease Finance Corp.
     3,000   6.20%, 5/1/00                             3,009,341
             John Hancock Mutual Life Insurance
     2,000   5.39%, 2/13/00(b)
                (cost $2,000,000; date purchased
                1/12/99)(a)                            2,000,000
             National Rural Utilities
                Cooperative Fin. Co.
     3,000   5.32%, 10/28/99(b)                        3,000,203
             Paccar Financial Corp.
     3,000   6.08%, 7/12/00                            3,007,475

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                           CASH ACCUMULATION TRUST
Portfolio of Investments as
of September 30, 1999                      NATIONAL MONEY MARKET FUND
------------------------------------------------------------

Principal
Amount
(000)       Description                     Value (Note 1)
------------------------------------------------------------
Other Corporate Obligations (cont'd.)
             Restructured Asset Securities
                Enhanced Return 98 MM12-3
    $8,000   5.48%, 10/12/99(b)                     $  8,000,000
             Strategic Money Market Trust 1998-A
     8,000   5.61%, 12/15/99(b)                        8,000,000
             Strategic Money Market Trust 1999-B
     4,000   5.57%, 12/15/99(b)                        4,000,000
                                                    ------------
                                                      87,546,549
------------------------------------------------------------
Total Investments--99.9%
             (amortized cost $403,302,902(c))        403,302,902
             Other assets in excess of
                liabilities--0.1%                        262,810
                                                    ------------
             Net Assets--100%                        403,565,712
                                                    ------------
                                                    ------------

---------------
(a) Private placement restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $2,000,000. The aggregate value ($2,000,000) is approximately 0.5% of net assets.
(b) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) The cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 1999 was as follows:

Commercial Banks                                      42.8%
Asset-Backed Securities                               22.8
Life Insurance                                         6.6
Personal Credit Institutions                           5.4
Short-Term Business Credit                             5.1
Utilities                                              3.2
Telecommunications                                     2.5
Retail                                                 2.4
Automobiles                                            2.2
Auto Rental & Leasing                                  1.8
Bank Holding Companies-Domestic                        1.8
Mortgage Banking                                       1.5
Equipment Rental & Leasing                             0.7
Oil Pipelines                                          0.6
Photo Equipment                                        0.5
Other assets in excess of liabilities                  0.1
                                                     -----
                                                     100.0%
                                                     -----
                                                     -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                           CASH ACCUMULATION TRUST
Statement of Assets and Liabilities        NATIONAL MONEY MARKET FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1999
Investments, at amortized cost which approximates market value.........................................         $403,302,902
Cash...................................................................................................               50,294
Receivable for Fund shares sold........................................................................            9,154,861
Interest receivable....................................................................................            2,634,986
Prepaid expenses and other assets......................................................................               80,730
                                                                                                             ------------------
   Total assets........................................................................................          415,223,773
                                                                                                             ------------------
Liabilities
Payable for Fund shares reacquired.....................................................................           11,033,167
Dividends payable......................................................................................              364,950
Management fee payable.................................................................................              128,095
Accrued expenses.......................................................................................               99,004
Distribution fee payable...............................................................................               32,845
                                                                                                             ------------------
   Total liabilities...................................................................................           11,658,061
                                                                                                             ------------------
Net Assets.............................................................................................         $403,565,712
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Shares of beneficial interest, at $.00001 par value.................................................         $      4,036
   Paid-in capital in excess of par....................................................................          403,561,676
                                                                                                             ------------------
Net assets, September 30, 1999.........................................................................         $403,565,712
                                                                                                             ------------------
                                                                                                             ------------------
Net asset value, offering price and redemption price per share
   ($403,565,712 / 403,565,712 shares of beneficial interest issued and outstanding)...................                   $1.00
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

CASH ACCUMULATION TRUST
NATIONAL MONEY MARKET FUND
Statement of Operations
------------------------------------------------------------

                                                Year Ended
Net Investment Income                       September 30, 1999
Income
   Interest..............................      $ 21,583,266
                                            ------------------
Expenses
   Management fee........................         1,608,899
   Distribution fee......................           412,538
   Transfer agent's fees and expenses....           257,000
   Registration fees.....................           231,000
   Reports to shareholders...............           104,000
   Custodian's fees and expenses.........            90,000
   Legal fees and expenses...............            31,000
   Audit fees and expenses...............            27,000
   Trustees' fees........................            12,000
   Miscellaneous.........................            14,065
                                            ------------------
      Total expenses.....................         2,787,502
                                            ------------------
Net investment income....................        18,795,764
                                            ------------------
Realized Gain on Investments
Net realized gain on investment
   transactions..........................            21,374
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................      $ 18,817,138
                                            ------------------
                                            ------------------

CASH ACCUMULATION TRUST
NATIONAL MONEY MARKET FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Decrease in                         Year Ended September 30,
Net Assets                          1999               1998
Operations
Net investment income........  $    18,795,764    $    27,769,453
Net realized gain on
   investment transactions...           21,374                 --
                               ---------------    ---------------
Net increase in net assets
   resulting from
   operations................       18,817,138         27,769,453
                               ---------------    ---------------
Dividends and distributions
   to shareholders (Note
   1)........................      (18,817,138)       (27,769,453)
                               ---------------    ---------------
Fund share transactions (at
   $1 per share)
Net proceeds from shares
   sold......................    3,676,378,022      5,056,612,846
Net asset value of shares
   issued in reinvestment of
   dividends and
   distributions.............       18,433,584         24,443,399
Cost of shares reacquired....   (3,798,533,694)    (5,275,771,195)(a)
                               ---------------    ---------------
Net decrease in net assets
   from Fund share
   transactions..............     (103,722,088)      (194,714,950)
                               ---------------    ---------------
Total decrease...............     (103,722,088)      (194,714,950)
Net Assets
Beginning of year............      507,287,800        702,002,750
                               ---------------    ---------------
End of year..................  $   403,565,712    $   507,287,800
                               ---------------    ---------------
                               ---------------    ---------------
---------------
(a) Includes $295,683,132 that was transferred into Liquid Assets
Fund (see Note 4).

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                         CASH ACCUMULATION TRUST
Notes to Financial Statements            NATIONAL MONEY MARKET FUND
--------------------------------------------------------------------------------
Cash Accumulation Trust (the 'Trust') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Trust consists of two series--the National Money Market Fund (the 'Fund') and the Liquid Assets Fund. The investment objective of the Fund is current income to the extent consistent with the preservation of capital and liquidity. The Fund invests primarily in a portfolio of U.S. Government obligations, financial institution obligations and other high quality money market instruments maturing in thirteen months or less whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of its financial statements.

Securities Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each fund in the Trust is treated as a separate taxpaying entity. It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares all of its net investment income and net realized short-term capital gains or losses, if any, as dividends daily to its shareholders of record at the time of such declaration. Net investment income for dividend purposes includes interest accrued or discount earned less amortization of premium and the estimated expenses applicable to the dividend period. The Fund does not expect to realize long-term capital gains or losses.

Note 2. Agreements

The Trust has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Trust. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Trust, occupancy and certain clerical and bookkeeping costs of the Fund. The Trust bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .39% of the Fund's average daily net assets up to and including $1 billion, .375% of the next $500 million, .35% of the next $500 million and .325% of the Fund's average daily net assets in excess of $2 billion.

The Trust has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). The Fund compensates PIMS for distributing and servicing the Fund's shares pursuant to the plan of distribution at an annual rate of .10 of 1% of the average daily net assets of the shares, regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended September 30, 1999, the Fund incurred fees of approximately $242,000 for the services of PMFS. As of September 30, 1999, approximately $20,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Capital

On December 22, 1997, $295,683,132, was transferred from the Fund to the Liquid Assets Fund. The transfer established the Liquid Assets Fund as the primary money sweep fund for certain investment advisory clients of Prudential Securities enrolled in Prudential Securities' automatic investment procedures (Autosweep) program.
--------------------------------------------------------------------------------

                                         CASH ACCUMULATION TRUST
Financial Highlights                     NATIONAL MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                                    Year Ended September 30,
                                                                       --------------------------------------------------
                                                                          1999           1998         1997         1996
                                                                       -----------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................     $    1.00      $   1.00     $   1.00     $   1.00
Net investment income..............................................          0.05          0.05         0.05         0.05
Dividends and distributions to shareholders........................         (0.05)        (0.05)       (0.05)       (0.05)
                                                                       -----------     --------     --------     --------
Net asset value, end of year.......................................     $    1.00      $   1.00     $   1.00     $   1.00
                                                                       -----------     --------     --------     --------
                                                                       -----------     --------     --------     --------
TOTAL RETURN(a):...................................................           4.6%          5.2%         5.0%         5.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................     $ 403,566      $507,288     $702,003     $652,327
Ratios to average net assets:
   Expenses, including distribution fee............................          0.68%         0.62%        0.65%        0.69%
   Expenses, excluding distribution fee............................          0.58%         0.52%        0.55%        0.59%
   Net investment income...........................................          4.56%         5.05%        4.89%        4.86%

                                                                       1995
                                                                     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................  $   1.00
Net investment income..............................................      0.05
Dividends and distributions to shareholders........................     (0.05)
                                                                     --------
Net asset value, end of year.......................................  $   1.00
                                                                     --------
                                                                     --------
TOTAL RETURN(a):...................................................       5.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................  $685,228
Ratios to average net assets:
   Expenses, including distribution fee............................      0.69%
   Expenses, excluding distribution fee............................      0.59%
   Net investment income...........................................      5.15%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

                                                CASH ACCUMULATION TRUST
Report of Independent Accountants               NATIONAL MONEY MARKET FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Cash Accumulation Trust
National Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Accumulation Trust--National Money Market Fund (the 'Fund', one of the portfolios constituting Cash Accumulation Trust) at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended September 30, 1996 were audited by other independent accountants, whose opinion dated October 23, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 15, 1999
--------------------------------------------------------------------------------
                                       10

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting the Most from Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Cusip
147541106

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street, New York, NY 10004

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF178E